EXHIBIT 10.5

ANIMAL HEALTH INTERNATIONAL, INC.
2007 STOCK OPTION AND INCENTIVE PLAN

AMENDMENT TO
DEFERRED STOCK UNIT AWARD AGREEMENT

This Amendment to the Deferred Stock Unit Award Agreement (the “Amendment”) is made effective as of _________, 2008, by and between Animal Health International, Inc., a Delaware corporation (the “Company”), and ____________________ (the “Grantee”).

W I T N E S S E T H:

WHEREAS, the Company and the Grantee entered into a Deferred Stock Unit Award Agreement (the “Agreement”) effective as of _______________, 200__, pursuant to the terms of the Animal Health International, Inc. 2007 Stock Option and Incentive Plan (the “Plan”); and

WHEREAS, the Company and the Grantee now desire to amend the Agreement for compliance with Internal Revenue Code Section 409A and the Treasury Regulations thereunder;

NOW, THEREFORE, in consideration of the premises, the parties do hereby agree as follows:

1.           Paragraph 4 of the Agreement is hereby amended and restated in its entirety as follows:

4.           Timing and Form of Payout.  The vested DSUs shall be paid out in full in the form of shares of Stock within 90 days following the Grantee’s “separation from service” (as determined in accordance with Treasury Regulation Section 1.409A-1(h)).  Notwithstanding the foregoing, in the event the Company determines that the Grantee is a “specified employee” (as determined in accordance with Treasury Regulation Section 1.409A-1(i)), any such payment due under this Paragraph 4 shall not be made before the date that is six months after the date of such separation from service (or, if earlier, the date of death of the Grantee).

2.           Paragraph 6 of the Agreement is hereby amended and restated in its entirety as follows:

6.           Sale Event.  Notwithstanding anything to the contrary in this Agreement, in the event of a Sale Event, that constitutes a “change in control event” (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), prior to the payout of the DSUs pursuant to Paragraph 4, all DSUs shall be paid out in full in the form of shares of Stock within 90 days following the Sale Event.

3.           Except as otherwise specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on this the _____ day of December, 2008.

ANIMAL HEALTH INTERNATIONAL, INC.

                                By:  ________________________________
                                Its:  ________________________________

GRANTEE

____________________________________